SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2006

Promotora Valle Hermoso Corporation
1809 E. Broadway St., Suite 346 Oviedo, FL. 32765 Tel: (800)377-2137

Commission File Number -----------000-27199

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 2.02. Results of Operations and Financial Condition.

On November 30, 2006, Promotora Valle Hermoso, Inc. (the "Company") issued a press release containing financial information and accompanying discussion updating the Company's plans, objectives, expectations and intentions for the 2007. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release isssued by Promotora Velle Hermoso, Inc. on November 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Promotora Valle Hermoso Corporation

Date: November 30, 2006	By:	s/ Maria Fernanda Rosales
Maria Fernanda Rosales
President and CEO